UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 18, 2017

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. held on May 18, 2017, the shareholders:

•	Elected 9 directors nominated by the Board of Directors;

•	Ratified the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2017;

•	Approved, on an advisory basis, named executive officer compensation; and

•	Approved, on an advisory basis, a voting frequency of every year (annually) on the compensation paid to named executive officers.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For		Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2018
Frank A. Bozich	135,540,979		1,266,784	637,338	31,571,340
James H. Brandi	134,600,660		2,176,963	667,478	31,571,340
Luke R. Corbett	134,198,780		2,602,424	643,897	31,571,340
David L. Hauser	135,259,443		1,530,353	655,305	31,571,340
Kirk Humphreys	134,826,713		1,982,360	636,028	31,571,340
Robert O. Lorenz	134,593,303		2,178,306	673,492	31,571,340
Judy R. McReynolds	135,208,735		1,564,775	671,591	31,571,340
Sheila G. Talton	134,914,447		1,820,868	709,786	31,571,340
Sean Trauschke	132,090,257		4,157,682	1,197,162	31,571,340

Proposal No. 2:	Votes For		Votes Against		Abstentions
Ratification of the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2017	165,944,780		2,295,021		776,640

Proposal No. 3:	Votes For		Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	131,003,003		4,941,421	1,500,677	31,571,340

Proposal No. 4:	Vote 3 years	Vote 2 years	Vote 1 year	Abstentions	Broker Non-Votes
Advisory vote on the frequency of advisory votes on executive compensation	24,494,350	1,552,766	110,178,782	1,219,203	31,571,340

Consistent with the recommendation of OGE Energy's Board of Directors, the shareowners cast the highest numbers of votes for an annual frequency for future advisory votes on executive compensation. In light of this vote and consistent with the previous recommendation of the OGE Energy Board of Directors, the Board has determined to hold future advisory votes on executive compensation every year, until the next vote on the frequency of shareowner votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

May 23, 2017